SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                     -----

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                                  July 27, 2005

                Date of report (Date of earliest event reported)

                       Integrated Device Technology, Inc.
             (Exact name of registrant as specified in its charter)


     Delaware                      0-12695                      94-2669985
     (State of            (Commission File Number)            (IRS Employer
  Incorporation)                                            Identification No.)


            6024 Silver Creek Valley Road, San Jose, California 95138
               (Address of principal executive offices) (Zip Code)


                                 (408) 284-8200
              (Registrant's telephone number, including area code)


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Item 2.02 and Item 7.01.     Results of Operations and Financial Condition.

         The information in this Report, including the Exhibit 99.1 attached hereto, is furnished pursuant to Item 2.02 and Item 7.01 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

         On July 27, 2005, Integrated Device Technology, Inc. (the "Company") announced its results of operations and financial condition as of and for the quarter ended July 3, 2005 in a press release that is attached hereto as Exhibit 99.1.

         The Company's press release contains non-GAAP financial measures. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures included in the press release.

         Non-GAAP Statements of Operations are presented in the press release. Non-GAAP Statements of Operations exclude acquisition-related charges and other expenses and benefits that management believes are not directly related to the Company's ongoing operations. For example, the results for the quarter ended July 3, 2005 exclude tax benefits related to the net reduction in tax reserves as a result of a partial settlement with the IRS, gains realized on the sale of assets held in connection with the earlier closure of the Salinas, California fabrication facility, an other-than-temporary impairment on our investment portfolio, and restructuring related expenses in connection with the actions taken over the last two quarters. The results for the quarter ended June 27, 2004 exclude an other-than-temporary impairment on our investment in NetLogic and restructuring related expenses in connection with reductions in force. These non-GAAP results are consistent with another way management internally evaluates results of operations and the Company believes this presentation format may be useful to readers of our financial results. However, the Company's non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information provided in the Company's press release should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP.

         The foregoing description is qualified in its entirety by reference to the Company's Press Release dated July 27, 2005, a copy of which is attached hereto as Exhibit 99.1.


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Item 9.01 Financial Statements and Exhibits.

         (c) Exhibits.


99.1   Press Release dated July 27, 2005.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 27, 2005

                                     INTEGRATED DEVICE TECHNOLOGY, INC.




                                By:  /s/  Clyde R. Hosein
                                     -------------------------------------------
                                     Clyde R. Hosein
                                     Vice President and Chief
                                     Financial Officer
                                     (duly authorized officer)



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                                  EXHIBIT INDEX

Exhibit No.  Description

99.1         Press Release dated July 27, 2005.